UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 30, 2006 (May 26, 2006)

Cendant Corporation

(Exact name of Registrant as specified in Charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street New York, NY		10019
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

New Realogy Credit Facility

On May 26, 2006, our Realogy Corporation subsidiary entered into a new $1,650 million credit facility which consists of a $1,050 million five-year revolving credit facility and a $600 million five-year term loan facility (the agreement pursuant to which such facility was entered into is referred to herein as the “Credit Agreement”).

At or prior to the previously announced separation of Realogy from Cendant, we expect that Realogy will draw the entire amount of the term loan facility and $300 million of the revolving credit facility. The proceeds of the term loan facility and the $300 million drawn from the revolving credit facility will be transferred to Cendant solely for the purpose of repaying certain of Cendant’s indebtedness and to fund the actual and estimated cash costs borne by Cendant relating to its previously announced plan to separate into four separate companies. The remaining availability under the revolving credit facility will be used to provide liquidity for ongoing working capital needs, letters of credit issuances and other general corporate needs, in each case of Realogy.

The new facility includes affirmative covenants, including the maintenance of specific financial ratios. These financial covenants consist of a minimum interest coverage ratio of at least 3.0 times as of the measurement date and a maximum leverage ratio not to exceed 3.5 times on the measurement date. Negative covenants in the new credit facility include limitations on indebtedness of material subsidiaries; liens; mergers, consolidations, liquidations, dissolutions and sales of substantially all assets; and sale and leasebacks. Events of default in the new credit facility include nonpayment of principal when due; nonpayment of interest, fees or other amounts; violation of covenants; cross payment default and cross acceleration (in each case, to indebtedness (excluding securitization indebtedness) in excess of $50 million); and a change of control (the definition of which will permit Realogy’s separation from Cendant).

On May 26, 2006, Cendant entered into a guaranty of Realogy’s obligations under the Credit Agreement (the “Credit Agreement Guaranty”); however, upon the distribution of all of the capital stock of Realogy by Cendant to its shareholders, such Guaranty and all obligations of Cendant thereunder shall unconditionally terminate.

New Realogy Interim Loan Facility

On May 26, 2006, Realogy also entered into a $1,325 million interim loan facility (the agreement pursuant to which such facility was entered into is referred to herein as the “Interim Loan Agreement”) the proceeds of which, together with the proceeds of the borrowings described above, will be used to fund the expected transfer of $2,225 million to Cendant prior to the separation. The interim loan facility is unsecured and contains terms substantially similar to those contained in the Credit Agreement. The interim loan facility includes a mandatory prepayment provision requiring the repayment of the facility in full upon the entering into of permanent financing to replace such facility.

On May 26, 2006, Cendant entered into a guaranty of Realogy’s obligations under the Interim Loan Agreement (the “Interim Loan Agreement Guaranty”); however, upon the distribution of all of the capital stock of Realogy by Cendant to its shareholders, such Guaranty and all obligations of Cendant thereunder shall unconditionally terminate.

A copy of the Credit Agreement Guaranty, the Interim Loan Agreement Guaranty, the Credit Agreement and the Interim Loan Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.

Certain of the lenders party to the Credit Agreement Guaranty, the Interim Loan Agreement Guaranty, the Credit Agreement and the Interim Loan Agreement and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Cendant, Realogy and their subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 30, 2006, we announced the commencement of meetings with institutional investors in connection with the planned spin-off of Realogy Corporation.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The slides to be presented during the investor meetings, which contain pro forma 2006 estimates for Realogy, in addition to those set forth in the press release referred to above, and the Realogy Form 10 filing, may be accessed on Cendant’s website at www.cendant.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Guaranty, dated as of May 25, 2006, made by Cendant Corporation in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of May 25, 2006 among Realogy Corporation, the Subsidiary Borrowers from time to time parties to the Credit Agreement, Calyon New York Branch, as Syndication Agent, The Bank of Nova Scotia, Barclays Bank PLC and The

Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Documentation Agents, Citicorp USA, Inc., as Co-Documentation Agent, the Lenders and the Administrative Agent.

10.2	Guaranty, dated as of May 25, 2006, made by Cendant Corporation in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Interim Term Loan Agreement, dated as of May 25, 2006 among Realogy Corporation, The Bank of Tokyo- Mitsubishi UFJ, Ltd., New York Branch and Barclays Bank PLC, as Co-Syndication Agents, Citicorp USA, Inc. and Merrill Lynch Bank USA, as Documentation Agents, the Lenders and the Administrative Agent.

10.3

Credit Agreement, dated as of May 25, 2006 among Realogy Corporation, certain financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, Calyon New York Branch, as Syndication Agent, The Bank of Nova Scotia, Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch as Documentation Agents and Citicorp USA, Inc., as Co-Documentation Agent. (Incorporated by reference to Exhibit 10.38 to the Registration Statement on Form 10 of Realogy Corporation (File No. 001-32852) filed on May 30, 2006).

10.4

Interim Term Loan Agreement, dated as of May 25, 2006 among Realogy Corporation, certain financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and Barclays Bank PLC as Co-Syndication Agents and Citicorp USA, Inc. and Merrill Lynch Bank USA, as Documentation Agents. (Incorporated by reference to Exhibit 10.39 to the Registration Statement on Form 10 of Realogy Corporation (File No. 001-32852) filed on May 30, 2006).

99.1	Press Release dated May 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

By:	/s/ James E. Buckman
James E. Buckman Vice Chairman and General Counsel

Date: May 30, 2006

CENDANT CORPORATION

CURRENT REPORT ON FORM 8-K

Report Dated May 30, 2006 (May 26, 2006)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Guaranty, dated as of May 25, 2006, made by Cendant Corporation in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Credit Agreement, dated as of May 25, 2006 among Realogy Corporation, the Subsidiary Borrowers from time to time parties to the Credit Agreement, Calyon New York Branch, as Syndication Agent, The Bank of Nova Scotia, Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Documentation Agents, Citicorp USA, Inc., as Co-Documentation Agent, the Lenders and the Administrative Agent.

10.2	Guaranty, dated as of May 25, 2006, made by Cendant Corporation in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to the Interim Term Loan Agreement, dated as of May 25, 2006 among Realogy Corporation, The Bank of Tokyo- Mitsubishi UFJ, Ltd., New York Branch and Barclays Bank PLC, as Co-Syndication Agents, Citicorp USA, Inc. and Merrill Lynch Bank USA, as Documentation Agents, the Lenders and the Administrative Agent.

10.3	Credit Agreement, dated as of May 25, 2006 among Realogy Corporation, certain financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, Calyon New York Branch, as Syndication Agent, The Bank of Nova Scotia, Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch as Documentation Agents and Citicorp USA, Inc., as Co-Documentation Agent. (Incorporated by reference to Exhibit 10.38 to the Registration Statement on Form 10 of Realogy Corporation (File No. 001-32852) filed on May 30, 2006).

10.4	Interim Term Loan Agreement, dated as of May 25, 2006 among Realogy Corporation, certain financial institutions as lenders, JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and Barclays Bank PLC as Co-Syndication Agents and Citicorp USA, Inc. and Merrill Lynch Bank USA, as Documentation Agents. (Incorporated by reference to Exhibit 10.39 to the Registration Statement on Form 10 of Realogy Corporation (File No. 001-32852) filed on May 30, 2006).

99.1	Press Release dated May 30, 2006.